© Fifth Third Bank | All Rights Reserved Fixed Income Investor Update May 6-7, 2014 Please refer to earnings release dated April 17, 2014 for further information. Exhibit 99.1

Broad scope of products and services
addressing the needs of wide array of customers
Consumer Lending Branch Banking Wealth Management Wholesale Banking
Retail Bank
Cards
Mortgage
Auto
2013 total revenue of $560MM
2013 average loans of $2.0B
2013 average core deposits of
$8.8B
$26B assets under management
$302B assets under care
2013 total revenue of $2.6B
2013 average loans of $47.3B
2013 average core deposits of $30.2B
2013 total revenue of $2.0B
2013 average loans of
$17.5B
1,311 banking centers
2,614 ATMs
12 states
2013 total revenue of $1.1B
2013 average loans of $22.2B
#12 mortgage originator  (42
states)
#5 bank indirect auto originator
(45 states)
Private Bank
Retail Brokerage
Institutional Services
Commercial Bank
Footprint
Business
Lines
Highlights
In footprint markets
National consumer lending
In footprint markets
National commercial banking
Diversified financial services company operating in 12 states
1
2
2
1
Source: Inside Mortgage Finance
Source: Experian Auto Count. Loans (excluding leases) originated by franchised dealers. Prime banks only - excludes captives and non primes. Capital One is excluded because they are primarily non-prime. Ally is excluded because they were primarily a captive.
© Fifth Third Bank | All Rights Reserved

Advantaged size & scope in current environment
Source: SNL Financial. Rankings based on U.S. headquartered commercial banks, excludes trust banks.
Data as of 3/31/14
Regulatory Positioning
• Fifth Third’s business model is
driven by traditional banking
activities, consistent with direction
of financial reform
• Known Dodd-Frank Act and
Basel III requirements do not
require substantial changes to
Fifth Third’s business model or
asset mix with attendant execution
risk
• Little to no impact from Volcker
Rule following 1Q14 sale of all
CLOs; small private equity
portfolio remains <$200MM
• Making progress toward building
an LCR compliance buffer pending
final rules
$2.5T
$2.2T
$1.9T
$1.5T
$371B
$323B
$291B
$185B
$180B
$130B
$118B
$91B
$89B
$66B
$61B
$56B
$44B
$38B
$37B
$30B
JPM
BAC
C
WFC
USB
PNC
COF
BBT
STI
FITB
RF
KEY
MTB
CMA
HBAN
ZION
FRC
FNFG
BPOP
CYN
Total Assets
$1.3T
$1.1T
$1.1T
$966B
$261B
$222B
$208B
$133B
$127B
$97B
$93B
$69B
$67B
$54B
$49B
$47B
$34B
$28B
$27B
$26B
JPM
BAC
WFC
C
USB
PNC
COF
STI
BBT
FITB
RF
MTB
KEY
CMA
HBAN
ZION
FRC
FNFG
BPOP
CYN
Total Deposits
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2013: A record year
Return on avg. assets Net income to common ($MM)
Generated highest level of net
income in Company’s history
Improving profitability approaching
target for normalized environment
Net charge-off ratio
Problem assets at lowest
levels in five years
ALLL / NPLs
Coverage levels among
strongest in the industry
Capital ratios above regulatory
well-capitalized levels
1
Non-GAAP measure; see Reg. G reconciliation in appendix; presented under current U.S. capital regulations
2
2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013.
3 R
epurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.
Total payout ratio
Net payouts to shareholders
of $1.3B   in 2013
2
3
100% of
gains
45% of
earnings
ex-Vantiv
gains
Tier 1 common ratio
$511 $503
$1,094
$1,541
$1,799
2009 2010 2011 2012 2013
0.64%
0.67%
1.15%
1.34%
1.48%
2009 2010 2011 2012 2013
7.0%
7.5%
9.4%
9.5%
9.4%
2009 2010 2011 2012 2013
6%
6%
23%
21% 23%
31%
39%
12%
2009 2010 2011 2012 2013
Common Dividends
Declared
Share Repurchases
- ex-Vantiv
Share Repurchases
- Vantiv
11%
26% of
earnings
ex-Vantiv
gains
3.20%
3.02%
1.49%
0.85%
0.58%
2009 2010 2011 2012 2013
127%
179%
157%
180%
211%
2009 2010 2011 2012 2013
1

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2

© Fifth Third Bank | All Rights Reserved
•
Earnings per diluted share of $0.36
•
Operating results in line with our expectations, driven by healthy balance sheet with strong growth potential and well-controlled expenses
•
Despite several large credits that elevated net charge-offs, portfolio asset quality continues to improve; total delinquencies and nonperforming assets remain at low levels
First quarter 2014 earnings highlights
1
Non-GAAP measure; see Reg. G reconciliation in appendix. Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier 1 common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
•
Traditional commercial banking franchise utilizing an affiliate-based model supported with strong national businesses
— Segment and industry specialization in mid-corporate, energy, and healthcare
•
Top 3 deposit market share in key markets with focus on further improving share of wallet
•
Redesigning retail distribution strategy and prioritizing key segments in consumer bank
•
Growing regional wealth management and brokerage services
•
Tier 1 common ratio of 9.5% (Basel III pro forma estimate of ~9.1%)
•
Repurchased 8MM common shares in 1Q14; 4Q13 and 1Q14 transactions reduced average diluted share count by 23MM
•
2014 CCAR plan not objected to by Federal Reserve Board, includes the potential increase in the quarterly common stock dividend and potential repurchase of common shares
Strong
Operating
Results
Executing on
Strategic
Plans
Prudent
Capital
Management
1

Core +8% YoY; Transaction +9% YoY

Avg +4% YoY; EOP +5% YoY

Net interest income, margin & balance sheet
Average core deposit balances ($B)
$91.5
$84.9
Loan balances ($B)
NII and NIM (FTE)
$885
$893
$885
$898
$905
•
Growth in NII despite NIM contraction (adjusted for day
count)
•
Changed composition and size of investment portfolio
beginning in 3Q13; expect benefit to NII in future
quarters
•
New origination spreads remain tight (reflects
increased level of competition, impact of better credit,
and relationship profitability approach)
•
Coupons on new fixed rate loan originations continue
to converge with portfolio avg. coupons (~40% of loan
book is fixed)
•
Increase in short-term LIBOR rates key driver for long-
term upside on NIM
$898 $898
$85.9
$86.7
$87.3
$87.9
$89.5
© Fifth Third Bank | All Rights Reserved
3.0%
3.1%
3.2%
3.3%
3.4%
3.5%
3.6%
3.7%
3.8%
3.9%
3.42%
3.33%
3.31%
3.21%
3.22%
1Q13 2Q13 3Q13 4Q13 1Q14
Net Interest Income ($MM)
NIM
$870
$875
$880
$885
$890
$895
$900
$905
$910
1Q13 2Q13 3Q13 4Q13 1Q14
Transaction deposits Other time deposits
$80.9
$81.7
$83.2
$85.7
$87.9
1Q13 2Q13 3Q13 4Q13 1Q14

Avg Coml HFI Avg Cons HFI

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Disciplined expense management
• Expect continued improvement in
2014
• Mid-50% efficiency ratio target
Expense trend ($MM)
Operating leverage is a strategic priority in all environments
Efficiency ratio trend
1
1Q13 - 1Q14 Mortgage
Expense Reduction
•
~$55MM of mortgage-related cost
reductions in 3Q13 - 1Q14
– Eliminated overtime and
contract work, some full-time
employee costs and lower
incentive comp due to the
lower origination volumes
•
Full-year expenses declined 3%
– Included 4% increase in
technology and communications
expense and $159MM in additions
to litigation reserves
1
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2012
2013
3%
42%
17%
19%
19%
Sales Compensation
Fulfillment Compensation
Benefits
Loan & Lease Expense
60%
59%
60% 61%
65%
60%
62%
59%
53%
60%
1Q13 2Q13 3Q13 4Q13 1Q14
Efficiency Ratio
Adjusted efficiency ratio
Other
•
Will continue R&D investments with
increased technology,
communications, and equipment
expense in 2014
•
Will continue to manage
expenses in mortgage business
efficiently in 2014
– Normalized interest rate
environment
Significant items reflected in “Adjusted efficiency ratio” for all quarters listed on page 15 in the appendix.

Credit quality overview
$112
Net charge-offs ($MM)
$109
$168
4Q13 and 1Q14 net charge-offs elevated;
broader portfolio still at low levels
$133
NCO ratio
0.63% 0.51% 0.49% 0.67% 0.76%
$148
HFI Nonperforming assets ($MM)
$1,210
$1,150
$1,014
$946
$980
NPAs down 22% from 1Q13;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
$470
$410
$414
$337
$379
Includes 1Q14 provision expense of $69MM;
reserve coverage levels remain among best-in-class.
Total delinquencies declined 28% from 1Q13;
remain at very low levels
NPA ratio   1.41%             1.32%            1.16%             1.10%             1.05%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
1Q13 2Q13 3Q13 4Q13 1Q14
30-89 Days Past Due 90+ Days Past Due
1Q13 2Q13 3Q13 4Q13 1Q14
164
152 156
103
94
306
258 258
276
243
828
794
680
607 595
1Q13 2Q13 3Q13 4Q13 1Q14
$1,250
$1,000
$750
$500
$250
$0
Commercial Consumer
Commercial Consumer
382
356
334
373
351
79
67
65
78
105
70
63
54
45
44
$175
$150
$125
$100
$75
$50
$25
$0
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q13 2Q13 3Q13 4Q13 1Q14
$1,783
$1,735
$1,677
$1,483
$1,582
$2,000
$1,500
$1,000
$500
$0
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases
2.08%
1.99%
1.92%
1.79%
1.65%
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Capital management – core focus
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of
Tier 1 common equity
1
$710MM common
stock repurchases
(net of $398MM
shares issued
related to Series G
conversion)
$407MM common
dividends declared
$212MM common
stock repurchases
utilizing AT Vantiv
gains
Common Shares Outstanding (MM)
and Tangible Book Value per share
Basel III
Est.
9.0%²
Basel III
Est.
9.1%²
Basel III
Est.
9.5%²
• 2014 CCAR plan not objected to by Federal Reserve Board
• Included the following potential actions for the period 2Q14-
1Q15, subject to Board approval and other factors:
© Fifth Third Bank | All Rights Reserved
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2013 Net Payouts
($MM)
9.7%
9.4%
9.9%
9.4%
9.5%
0%
2%
4%
6%
8%
10%
1Q13 2Q13 3Q13 4Q13 1Q14
913
901
888
878
858
$12.62
$12.69
$13.09
$13.00
$13.40
650
700
750
800
850
900
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
1Q13
2Q13 3Q13 4Q13
1Q14
Common Shares O/S TBV per share
– The potential increase in the quarterly common stock
dividend to $0.13 per share
– The potential repurchase of common shares in an amount up
to $669MM
– The additional ability to repurchase shares in the amount of any after-tax gains from the sale of Vantiv, Inc. stock, if
realized
• 2014 CCAR plan designed to maintain regulatory common equity capital ratios generally at current levels
recent prospective regulatory capital requirements approved in July 2013.

Available and contingent borrowing capacity
(1Q14):
– FHLB ~$11B available, ~$12B total
– Federal Reserve ~$29B
Holding Company cash at 3/31/14: $2.4B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
21 months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Heavily core funded
Strong liquidity profile
S-T
wholesale
5%
$1,250
$500
$500
$500
2,312
2014 2015 2016 2017 2018 2019 2020 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
$415
$500
$2,450
$600
2014 2015 2016 2017 2018 2019 2020 On
Demand
24%
Interest
checking
20%
Savings/
MMDA
23%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
3%
S-T
borrowings
2%
Other
liabilities
4%
Equity
11%
L-T debt
9%
© Fifth Third Bank | All Rights Reserved

Bank unsecured debt maturities ($MM – excl. Brokered CDs)

© Fifth Third Bank | All Rights Reserved
Liquidity management
Over the past two years, Fifth Third has taken a number of steps to strengthen the overall liquidity position of the bank and to strengthen overall liquidity risk management. These items include:
— A shift to a more core-funded balance sheet, with a focus on relationship deposits
— Decreased reliance on  unsecured short-term funding and less stable funding sources
— Increased efficiency in mobilizing assets for funding and contingent liquidity purposes
– Better recognition of the liquidity value of various assets, and the ease with which those assets can be utilized for funding
— The implementation of additional liquidity metrics to enhance liquidity and funding management
Liquidity measures are significantly improved relative to pre-crisis levels:
Liquidity Comparison June 30, 2008 June 30, 2012 Current
Total Wholesale Funding Portfolio $35 Billion $18 Billion $19 Billion
% Maturing within 1 Year 61% 47% 31%
Total FHLB Borrowings $6 Billion $4.2 Billion $1.5 Billion
Brokered CDs $6 Billion $0 $2.2 Billion
Overnight Borrowings $3 Billion $340 Million $0
Total Secured Borrowing Capacity $13 Billion $32 Billion $39 Billion
Core Deposits / Total Loans & Leases 75% 93% 102%
Core Deposits $64 Billion $82 Billion $92 Billion
Fifth Third will continue to focus on core funding, asset liquidity, and contingent funding sources, while maintaining a low reliance on unsecured short-term funding and more volatile funding sources.

© Fifth Third Bank | All Rights Reserved
Valuable ownership stake in Vantiv, Inc.
March 2009
Significant unrecognized value unlocked
March 2009 – Present
Realizing earning potential
Ongoing impact
Positioned well to generate future value
$2.35 billion
1
enterprise value
Debt incurred
Equity value 1
1
Before Fifth Third’s valuation of warrants, put rights, and minority interest discounts expected to reduce its implied valuation of the business by an estimated $50 million.
•
Equity valuation of $1.1B
– Including $561MM cash payment
related to Advent’s 51% ownership
and put rights
– Fifth Third retained 49% ownership
with additional warrants
Recognized value to date
($MM pre-tax)
•
Currently own 26% interest in
Vantiv Holding, LLC, convertible to
Vantiv, Inc. shares (NYSE: VNTV)
– Carrying (book) value of
$437MM as of 3/31/14
– Ownership (market) value of
~$1.5B as of 3/31/14
•
Ongoing equity method earnings
• Warrant to purchase additional
shares in Vantiv
–
Carried as a derivative asset at
fair value of $348MM as of
3/31/14
•
Annual payment corresponding
with tax benefits accruing to Fifth
Third associated with the tax
receivable agreement (TRA)
– Vantiv reported FITB TRA at a
gross value of $551MM as of
1Q14
– FITB realized $9MM in 4Q13
Equity ownership & earnings
Total gains / earnings recognized ~$3 billion
$1.10B
$1.25B
Enterprise Value Components
$115
$493
$299
$250
Gain on IPO
Gains on share
sales and TRA
Net put and
warrant
valuation gains
Equity method
earnings
83.9
70.2
48.8
$0
$20
$40
$60
$80
0
15
30
45
60
75
90
2011 2012 2013
Class B shares (MM)
Equity method earnings ($MM)
•
Pre-tax gain of $1.8B

Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved

Appendix 14 © Fifth Third Bank | All Rights Reserved

Pre-tax pre-provision earnings
1
PPNR trend
PPNR declined 17% sequentially, reflecting impact of $83MM and $9MM in net detriments to 1Q14 and 4Q13, respectively. Excluding those items, adjusted PPNR declined 5% from 4Q13, driven by seasonal increase in
FICA and unemployment tax expense and lower mortgage banking net revenue.
PPNR reconciliation
$608
$632
$603
$623
$590
$0
$100
$200
$300
$400
$500
$600
$700
1Q13 2Q13 3Q13 4Q13 1Q14
Adjusted PPNR
PPNR      $653               $905              $655             $614              $507
15
© Fifth Third Bank | All Rights Reserved
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
Income before income taxes (U.S. GAAP) (a) $591 $841 $604 $561 $438
Add: Provision expense (U.S. GAAP) (b) 62 64 51 53 69
PPNR (a) + (b) $653 $905 $655 $614 $507
Gain from sales of Vantiv shares - (242) (85) - -
Vantiv warrant valuation (34) (76) (6) (91) 36
Other Vantiv-related income - - - (9) -
Valuation of 2009 Visa total return swap 7 5 2 18 (1)
Sale of certain Fifth Third funds (7) - - - -
BOLI settlement - (10) - - -
Securities (gains) / losses (17) - (2) (2) (7)
Debt extinguishment (gains) / losses - - - 8 -
Severance expense 3 1 5 8 4
Large bank assessment fees - - 5 - -
Gain on sale of affordable housing investments (9) (2) (1) - -
Donation to Fifth Third Foundation 3 - - 8 -
Litigation reserve charges 9 51 30 69 51
Adjusted PPNR $608 $632 $603 $623 $590
10 6 5 5 10
In noninterest expense 24 35 16 (12) 9
Credit-adjusted PPNR 3 $642 $673 $624 $616 $609
Adjustments to remove (benefit) / detriment 2 :
In noninterest income:
In noninterest expense:
In noninterest income
Credit-related items:
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 1Q14, 2Q13, and 1Q13 included the impact of $3MM, $20MM, and $22MMM, respectively in mortgage repurchase provision. 4Q13 and 3Q13 also included benefits to the mortgage repurchase provision of $28MM and $4MM, respectively. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.

© Fifth Third Bank | All Rights Reserved
Fifth Third Debt Ratings
As of 4/21/14
Short Term Debt WR Short Term Issuer A-2 ST Issuer Default F1 Short Term R-1L
Long Term Issuer Baa1 Long Term Issuer BBB+ Long Term Issuer A Long Term Issuer AL
Outlook Stable Outlook Stable Outlook Stable Outlook Stable
Short Term Debt P-2 Short Term Issuer A-2 ST Issuer Default F1 Short Term R-1L
Long Term Issuer A3 Long Term Issuer A- Long Term Issuer A Long Term Deposit A
Long Term Deposit A3 Long Term Deposit A+ Senior Unsecured A
Fifth Third Bancorp
Fifth Third Bank (OH)
Moody's Standard & Poor's Fitch DBRS
Moody's Standard & Poor's Fitch DBRS

Regulation G Non-GAAP reconciliation
© Fifth Third Bank | All Rights Reserved
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013 2013 2013 2013
Income before income taxes (U.S. GAAP) $438 $561 $604 $841 $591
Add: Provision expense (U.S. GAAP) 69 53 51 64 62
Pre-provision net revenue (a) 507 614 655 905 653
Net income available to common shareholders (U.S. GAAP) 309 383 421 582 413
Add: Intangible amortization, net of tax 1 1 1 1 1
Tangible net income available to common shareholders 310 384 422 583 414
Tangible net income available to common shareholders (annualized) (b) 1,257 1,523 1,674 2,338 1,679
Average Bancorp shareholders' equity (U.S. GAAP) 14,862 14,757 14,440 14,221 13,779
Less: Average preferred stock (1,034) (703) (593) (717) (398)
Average goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Average intangible assets (19) (20) (22) (24) (26)
Average tangible common equity (c) 11,393 11,618 11,409 11,064 10,939
Total Bancorp shareholders' equity (U.S. GAAP) 14,826 14,589 14,641 14,239 13,882
Less:  Preferred stock (1,034) (1,034) (593) (991) (398)
Goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Intangible assets (18) (19) (21) (23) (25)
Tangible common equity, including unrealized gains / losses (d) 11,358 11,120 11,611 10,809 11,043
Less: Accumulated other comprehensive income (196) (82) (218) (149) (333)
Tangible common equity, excluding unrealized gains / losses (e) 11,162 11,038 11,393 10,660 10,710
Total assets (U.S. GAAP) 129,654 130,443 125,673 123,360 121,382
Less:  Goodwill (2,416) (2,416) (2,416) (2,416) (2,416)
Intangible assets (18) (19) (21) (23) (25)
Tangible assets, including unrealized gains / losses (f) 127,220 128,008 123,236 120,921 118,941
Less: Accumulated other comprehensive income / loss, before tax (302) (126) (335) (229) (512)
Tangible assets, excluding unrealized gains / losses (g) 126,918 127,882 122,901 120,692 118,429
Common shares outstanding (h) 848 855 887 851 875
Ratios:
Return on average tangible common equity (b) / (c) 11.0% 13.1% 14.7% 21.1% 15.4%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.79% 8.63% 9.27% 8.83% 9.03%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.93% 8.69% 9.42% 8.94% 9.28%
Tangible book value per share (d) / (h) 13.40 13.00 13.09 12.69 12.62
For the Three Months Ended

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013 2013 2013 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,826 $14,589 $14,641 $14,239 $13,882
Goodwill and certain other intangibles (2,490) (2,492) (2,492) (2,496) (2,504)
Unrealized gains (196) (82) (219) (149) (333)
Qualifying trust preferred securities 60 60 810 810 810
Other (18) 19 21 22 23
Tier I capital 12,182 12,094 12,762 12,426 11,878
Less: Preferred stock (1,034) (1,034) (593) (991) (398)
Qualifying trust preferred securities (60) (60) (810) (810) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1) (37) (39) (38) (38)
Tier I common equity (a) 11,087 10,963 11,320 10,587 10,632
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,622 116,736 114,544 112,285 109,626
Ratio:
Tier I common equity (a) / (b) 9.51% 9.39% 9.88% 9.43% 9.70%
Basel III - Estimated Tier 1 common equity ratio
March December September
2014 2013 2013
Tier 1 common equity (Basel I) $11,087 $10,963 $11,320
Add: Adjustment related to capital components $99 $82 $88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,186 $11,045 $11,408
Add: Adjustment related to AOCI $196 $82 $218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,382 $11,127 $11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,659 122,851 120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.12% 8.99% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.28% 9.06% 9.65%
(c), (d)
(e)
For the Three Months Ended
18
© Fifth Third Bank | All Rights Reserved
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2013 2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,492)                        (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (82)                              (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 60                               810                             2,248                         2,763                         2,763
Other 19                               33                               38                               11                               (26)
Tier I capital 12,094                       11,685                       12,503                       13,965                       13,428
Less: Preferred stock (1,034)                        (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (60)                              (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (37)                              (48)                              (50)                              (30)                              -
Tier I common equity (a) 10,963                       10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,736                     109,699                     104,945                     100,561                     100,933
Ratio:
Tier I common equity (a) / (b) 9.39% 9.51% 9.35% 7.48% 6.99%
For the Year Ended